                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)     |__|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                          NORTHEAST GENERATION COMPANY
               (Exact name of obligor as specified in its charter)

Connecticut                                        06-1533879
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

107 Selden Street
Berlin, Connecticut                                06037
(Address of principal executive offices)           (Zip code)

                        Series A -1 Senior Secured Bonds
                        Series B -1 Senior Secured Bonds
                       (Title of the indenture securities)

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1.    GENERAL  INFORMATION.  FURNISH  THE  FOLLOWING  INFORMATION  AS  TO  THE
      TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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               Name                                    Address
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      Superintendent of Banks of the        2 Rector Street, New York, N.Y.
      State of New York                     10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York      33 Liberty Plaza, New York, N.Y.
                                            10045

      Federal Deposit Insurance             Washington, D.C.  20429
      Corporation

      New York Clearing House               New York, New York   10005
      Association

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of November, 2001.


                                    THE BANK OF NEW YORK

                                    By: /s/ MARY LAGUMINA
                                       ----------------------------------
                                    Name:   MARY LAGUMINA
                                    Title:  VICE PRESIDENT

                                                         EXHIBIT 7 TO FORM T-1

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              Dollar Amounts
ASSETS                                                         In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin..................                          $2,811,275
  Interest-bearing balances...........                           3,133,222
Securities:
  Held-to-maturity securities.........                             147,185
  Available-for-sale securities.......                           5,403,923
Federal funds sold and Securities

  purchased under agreements to resell                           3,378,526
Loans and lease financing receivables:
  Loans and leases held for sale......                              74,702
  Loans and leases, net of unearned
   income...............37,471,621
  LESS: Allowance for loan and
   lease losses............599,061
  Loans and leases, net of unearned
   income and allowance...............                          36,872,560
Trading Assets........................                          11,757,036
Premises and fixed assets (including
  capitalized leases).................                             768,795
Other real estate owned...............                               1,078
Investments in unconsolidated
  subsidiaries and associated
  companies...........................                             193,126
Customers' liability to this bank on
  acceptances outstanding.............                             592,118
Intangible assets.....................
   Goodwill...........................                           1,300,295
   Other intangible assets............                             122,143
Other assets..........................                           3,676,375
                                                                 ---------

Total assets..........................
                                                               $70,232,359
                                                               ===========

LIABILITIES
Deposits:

  In domestic offices.................                         $25,962,242
  Noninterest-bearing.......10,586,346
  Interest-bearing..........15,395,896
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs...                          24,862,377
  Noninterest-bearing..........373,085
  Interest-bearing..........24,489,292
Federal funds purchased and
  securities sold under agreements to
  repurchase..........................                           1,446,874
Trading liabilities...................                           2,373,361
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized
  leases).............................                           1,381,512
Bank's liability on acceptances
  executed and outstanding............                             592,804
Subordinated notes and debentures.....                           1,646,000
Other liabilities.....................                           5,373,065
                                                               -----------
Total liabilities.....................                         $63,658,235
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EQUITY CAPITAL
Common stock..........................                           1,135,284
Surplus...............................                           1,008,773
Retained earnings.....................                           4,426,033
Accumulated other comprehensive income.........                      4,034
Other equity capital components.....................                     0
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Total equity capital..................                           6,574,124
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Total liabilities and equity capital..                         $70,232,359
                                                               ===========

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                       Thomas J. Mastro,
                                   Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                           Directors
Alan R. Griffith


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